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                                                                      EXHIBIT 23


                  [JOSEFINA C. DE LA CRUZ, C.P.A. LETTERHEAD]



To Whom It May Concern                                        November  27, 2000


The firm of Josefina C. De La Cruz, Certified Public Accountant consents to the inclusion of their report of September 20, 2000, on the Financial Statements of Creative Technology & Interactive Entertainment Group, Inc. and Majority Owned Subsidiary as of August 31, 2000, in any filings that are necessary now or in the near future with the U.S. Securities and Exchange Commission.


Very truly yours,


/s/ JOSEFINA C. DE LA CRUZ
-----------------------------
Josefina C. De La Cruz
Certified Public Accountant

                  [JOSEFINA C. DE LA CRUZ, C.P.A. LETTERHEAD]



To Whom It May Concern                                        November  27, 2000


The firm of Josefina C. De La Cruz, Certified Public Accountant consents to the inclusion of their report of September 20, 2000, on the Financial Statements of Creative Technology & Interactive Entertainment Group, Inc. and Majority Owned Subsidiary as of August 31, 2000, in any filings that are necessary now or in the near future with the U.S. Securities and Exchange Commission.


Very truly yours,


/s/ JOSEFINA C. DE LA CRUZ
-----------------------------
Josefina C. De La Cruz
Certified Public Accountant

                  [JOSEfINA C. DE LA CRUZ, C.P.A. LETTERHEAD]



To Whom It May Concern                                        November  27, 2000


The firm of Josefina C. De La Cruz, Certified Public Accountant consents to the inclusion of their report of September 20, 2000, on the Financial Statements of Creative Technology & Interactive Entertainment Group, Inc. and Majority Owned Subsidiary as of August 31, 2000, in any filings that are necessary now or in the near future with the U.S. Securities and Exchange Commission.


Very truly yours,


/s/ JOSEFINA C. DE LA CRUZ
-----------------------------
Josefina C. De La Cruz
Certified Public Accountant